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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        November 21, 2003
                                                        -----------------


                    Citigroup Global Markets Holdings Inc.
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           (Exact name of registrant as specified in its charter)


            New York                 1-15286                11-2418067
        --------------            ------------            -------------
        (State or other           (Commission             (IRS Employer
        jurisdiction of            File Number)           Identification No.)
        incorporation)


            388 Greenwich Street, New York, New York          10013
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             (Address of principal executive offices)       (Zip Code)


                                (212) 816-6000
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               (Registrant's telephone number, including area code)


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                    CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                          Current Report on Form 8-K

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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        Exhibits:

        Exhibit No.    Description
        -----------    -----------
          1.01         Terms Agreement, dated November 21,
                       2003, between the  Company and Citigroup Global Markets
                       Inc., as the underwriter, relating to the offer and sale
                       of the Company's Equity Linked Securities (ELKSR) based
                       on the common stocks of Cisco Systems, Inc., Kohl's
                       Corporation, Merck & Co., Inc., The      Coca-Cola
                       Company and Wells Fargo & Company due November 29, 2004.

          4.01 Form of Note for the Company's Equity Linked Securities (ELKSR) based on the common stocks of Cisco Systems, Inc., Kohl's Corporation, Merck & Co., Inc.,
                       The Coca-Cola Company and Wells Fargo & Company due November 29, 2004.





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                                  SIGNATURE


                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  November 26, 2003                       CITIGROUP GLOBAL MARKETS
                                                 HOLDINGS INC.



By:      /s/ Mark I. Kleinman
       -----------------------
Name:     Mark I. Kleinman
Title:    Executive Vice President
          and Treasurer